UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 28, 2004

QUIDEL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-10961 (Commission File Number)	94-2573850 (IRS Employer Identification No.)

10165 McKellar Court
San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 552-1100

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Item 12.  Results of Operations and Financial Condition.

On April 28, 2004, Quidel Corporation issued a press release announcing the financial results for its first fiscal quarter of 2004.  A copy of the press release is attached as Exhibit 99.1 to this Current Report.  Also on April 28, 2004 and following this press release, Quidel hosted a conference call in which its financial results for the first fiscal quarter of 2004 were discussed.  A copy of the conference call transcript is attached as Exhibit 99.2 to this Current Report.

The information in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  April 30, 2004

QUIDEL CORPORATION

By:	/s/ Paul E. Landers
Name:	Paul E. Landers
Its:	Senior Vice President, Chief Financial Officer
and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release, dated April 28, 2004, announcing Quidel Corporation’s financial results for its first fiscal quarter of 2004.

99.2	Conference call transcript, dated April 28, 2004, announcing Quidel Corporation’s financial results for its first fiscal quarter of 2004.